Exhibit 99.1

FOR IMMEDIATE RELEASE

BENCHMARK REPORTS FIRST QUARTER 2024 RESULTS

TEMPE, AZ, May 1, 2024 – Benchmark Electronics, Inc. (NYSE: BHE) today announced financial results for the first quarter ended March 31, 2024.

First quarter 2024 results:

•
Revenue of $676 million
•
Generated net cash provided by operations of $48 million and positive free cash flow(1) of $43 million
•
GAAP and non-GAAP(1) gross margin of 10.0%
•
GAAP and non-GAAP(1) operating margin of 3.8% and 4.9%, respectively
•
GAAP and non-GAAP(1) earnings per share of $0.38 and $0.55, respectively

	Three Months Ended
	March 31,	December 31,	March 31,
(Amounts in millions, except per share data)	2024	2023	2023
Sales	$676	$691	$695
Net income	$14	$18	$12
Income from operations	$26	$32	$23
Net income – non-GAAP(1)	$20	$23	$19
Income from operations – non-GAAP(1)	$33	$38	$31
Diluted earnings per share	$0.38	$0.49	$0.35
Diluted earnings per share – non-GAAP(1)	$0.55	$0.65	$0.51
Operating margin	3.8%	4.6%	3.3%
Operating margin – non-GAAP(1)	4.9%	5.5%	4.4%

(1) Beginning in the quarter ended March 31, 2024, the Company began to exclude stock-based compensation from non-GAAP results. A reconciliation of non-GAAP results to the most directly comparable GAAP measures and a discussion of why management believes these non-GAAP results are useful is included below.

“We are pleased with our strong performance in the first quarter, which reflects our focus on driving operational efficiency while continuing our strategic investments in support of our future growth. We again delivered year-over-year improvement in both GAAP and non-GAAP gross and operating margins which, coupled with our reductions in inventory, resulted in our fourth consecutive quarter of positive cash flow from operations and free cash flow. These results underscore our commitment to drive long-term value to both our customers and shareholders,” said Jeff Benck, Benchmark’s President and CEO.

Cash Conversion Cycle

	March 31,	December 31,	March 31,
	2024	2023	2023
Accounts receivable days	56	59	60
Contract asset days	24	23	25
Inventory days	94	99	111
Accounts payable days	(52)	(53)	(60)
Advance payments from customers days	(28)	(30)	(27)
Cash conversion cycle days	94	98	109

First Quarter 2024 Industry Sector Update

Revenue and percentage of sales by industry sector were as follows.

	March 31,		December 31,		March 31,
(In millions)	2024		2023		2023
Semi-Cap	$166	25%	$168	24%	$149	21%
Complex Industrials	141	21%	132	19%	144	21%
Medical	115	17%	126	18%	137	20%
A&D	106	16%	102	15%	79	11%
Advanced Computing	90	13%	95	14%	96	14%
Next-Generation Communications	58	8%	68	10%	90	13%
Total	$676	100%	$691	100%	$695	100%

Revenue decreased quarter over quarter and year over year primarily due to decreases in Medical, Advanced Computing and Next-Generation Communication sales, which were partially offset by an increase in Complex Industrials sales quarter-over-quarter and increases in Semi-Cap and A&D sales year-over-year.

Second Quarter 2024 Guidance

•
Revenue between $615 million - $655 million
•
Diluted GAAP earnings per share between $0.32 - $0.38
•
Diluted non-GAAP earnings per share between $0.48 - $0.54
•
Non-GAAP earnings per share guidance excludes restructuring charges and other costs, amortization of intangible assets and, beginning in the quarter ended March 31, 2024, stock-based compensation expense.

In the second quarter of 2024, restructuring charges are expected to be approximately $2.0 million, stock-based compensation expense is expected to be $4.4 million and the amortization of intangible assets is expected to be $1.2 million.

First Quarter 2024 Earnings Conference Call

The Company will host a conference call to discuss the results today at 5:00 p.m. Eastern Time. The live webcast of the call and accompanying reference materials will be accessible by logging on to the Company’s website at www.bench.com. A replay of the broadcast will also be available on the Company’s website.

About Benchmark Electronics, Inc.

Benchmark provides comprehensive solutions across the entire product life cycle by leading through its innovative technology and engineering design services, leveraging its optimized global supply chain and delivering world-class manufacturing services in the following industries: semiconductor capital equipment, complex industrials, medical, commercial aerospace, defense, advanced computing, and next-generation telecommunications. Benchmark’s global operations include facilities in seven countries and its common shares trade on the New York Stock Exchange under the symbol BHE.

For More Information, Please Contact:

Paul Mansky, Investor Relations and Corporate Development

1-623-300-7052 or paul.mansky@bench.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for second quarter and fiscal year 2024 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update.

Non-GAAP Financial Measures

Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

On January 1, 2024, the Company updated its definition of certain non-GAAP financial measures to exclude stock-based compensation expense. The Company recast its fiscal 2023 non-GAAP financial measures to present this information on a consistent basis. See the reconciliation table below.

###

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Income

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended
	March 31,
	2024	2023
Sales	$675,575	$694,695
Cost of sales	608,167	630,737
Gross profit	67,408	63,958
Selling, general and administrative expenses	37,332	38,198
Amortization of intangible assets	1,204	1,592
Restructuring charges and other costs	3,343	1,426
Income from operations	25,529	22,742
Interest expense	(7,245)	(6,450)
Interest income	1,992	1,258
Other expense, net	(1,177)	(2,165)
Income before income taxes	19,099	15,385
Income tax expense	5,097	3,025
Net income	$14,002	$12,360
Earnings per share:
Basic	$0.39	$0.35
Diluted	$0.38	$0.35
Weighted-average number of shares used in calculating earnings per share:
Basic	35,810	35,336
Diluted	36,401	35,592

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In Thousands)

(UNAUDITED)

	March 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$296,055	$277,391
Restricted cash	—	5,822
Accounts receivable, net	417,396	449,404
Contract assets	180,814	174,979
Inventories	637,675	683,801
Prepaid expenses and other current assets	46,673	44,350
Total current assets	1,578,613	1,635,747
Property, plant and equipment, net	223,992	227,698
Operating lease right-of-use assets	128,395	130,830
Goodwill and other long-term assets	281,810	280,480
Total assets	$2,212,810	$2,274,755

Liabilities and Shareholders’ Equity
Current liabilities:
Current installments of long-term debt	$5,105	$4,283
Accounts payable	348,374	367,480
Advance payments from customers	189,153	204,883
Accrued liabilities	125,187	136,901
Total current liabilities	667,819	713,547
Long-term debt, net of current installments	310,117	326,674
Operating lease liabilities	119,958	123,385
Other long-term liabilities	29,749	32,064
Total liabilities	1,127,643	1,195,670
Shareholders’ equity	1,085,167	1,079,085
Total liabilities and shareholders’ equity	$2,212,810	$2,274,755

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In Thousands)

(UNAUDITED)

	Three Months Ended
	March 31,
	2024	2023
Cash flows from operating activities:
Net income	$14,002	$12,360
Depreciation and amortization	11,594	11,100
Stock-based compensation expense	2,176	4,790
Accounts receivable	30,960	30,398
Contract assets	(5,835)	(10,521)
Inventories	45,222	2,780
Accounts payable	(20,259)	15,375
Advance payments from customers	(15,730)	(12,129)
Other changes in working capital and other, net	(13,673)	(79,059)
Net cash provided by (used in) operating activities	48,457	(24,906)

Cash flows from investing activities:
Additions to property, plant and equipment and software	(5,903)	(38,731)
Other investing activities, net	(251)	19
Net cash used in investing activities	(6,154)	(38,712)

Cash flows from financing activities:
Net debt activity	(15,865)	78,316
Other financing activities, net	(11,276)	(11,292)
Net cash (used in) provided by financing activities	(27,141)	67,024

Effect of exchange rate changes	(2,320)	854
Net increase in cash and cash equivalents and restricted cash	12,842	4,260
Cash and cash equivalents and restricted cash at beginning of year	283,213	207,430
Cash and cash equivalents and restricted cash at end of period	$296,055	$211,690

Benchmark Electronics, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Results

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Income from operations (GAAP)	$25,529	$32,100	$22,742
Restructuring charges and other costs	3,343	2,054	1,426
Stock-based compensation expense	2,176	2,955	4,790
Amortization of intangible assets	1,204	1,204	1,592
Legal and other settlement loss (gain)	855	—	—
Non-GAAP income from operations	$33,107	$38,313	$30,550
GAAP operating margin	3.8%	4.6%	3.3%
Non-GAAP operating margin	4.9%	5.5%	4.4%

Gross profit (GAAP)	$67,408	$71,004	$63,958
Stock-based compensation expense	426	416	396
Non-GAAP gross profit	$67,834	$71,420	$64,354
GAAP gross margin	10.0%	10.3%	9.2%
Non-GAAP gross margin	10.0%	10.3%	9.3%

Selling, general and administrative expenses	$37,332	$35,646	$38,198
Stock-based compensation expense	(1,750)	(2,539)	(4,394)
Legal and other settlement (loss) gain	(855)	—	—
Non-GAAP selling, general and administrative expenses	$34,727	$33,107	$33,804

Net income (GAAP)	$14,002	$17,552	$12,360
Restructuring charges and other costs	3,343	2,899	1,426
Stock-based compensation expense	2,176	2,955	4,790
Amortization of intangible assets	1,204	1,204	1,592
Legal and other settlement loss (gain)	855	(37)	—
Income tax adjustments(1)	(1,393)	(1,280)	(1,523)
Non-GAAP net income	$20,187	$23,293	$18,645

Diluted earnings per share:
Diluted (GAAP)	$0.38	$0.49	$0.35
Diluted (Non-GAAP)	$0.55	$0.65	$0.51

Weighted-average number of shares used in calculating diluted earnings per share:
Diluted (GAAP)	36,401	35,956	35,592
Diluted (Non-GAAP)	36,401	35,956	35,592

Net cash provided by (used in) operations	$48,457	$137,080	$(24,906)
Additions to property, plant and equipment and software	(5,903)	(11,026)	(38,731)
Free cash flow (used)	$42,554	$126,054	$(63,637)

(1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.

Benchmark Electronics, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Results

Excluding Stock-Based Compensation Expense to Previously Reported Amounts

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2024(1)	2023	2023	2023	2023
Non-GAAP income from operations, as previously reported	$30,931	$35,358	$33,568	$29,359	$25,760
Stock-based compensation expense	2,176	2,955	3,674	3,867	4,790
Non-GAAP income from operations	$33,107	$38,313	$37,242	$33,226	$30,550
Non-GAAP operating margin, as previously reported	4.6%	5.1%	4.7%	4.0%	3.7%
Non-GAAP operating margin	4.9%	5.5%	5.2%	4.5%	4.4%

Non-GAAP gross profit, as previously reported	$67,408	$71,004	$69,077	$67,031	$63,958
Stock-based compensation expense	426	416	420	423	396
Non-GAAP gross profit	$67,834	$71,420	$69,497	$67,454	$64,354
Non-GAAP gross margin, as previously reported	10.0%	10.3%	9.6%	9.1%	9.2%
Non-GAAP gross margin	10.0%	10.3%	9.7%	9.2%	9.3%

Non-GAAP selling, general and administrative expenses, as previously reported	$36,477	$35,646	$35,509	$37,672	$38,198
Stock-based compensation expense	(1,750)	(2,539)	(3,254)	(3,444)	(4,394)
Non-GAAP selling, general and administrative expenses	$34,727	$33,107	$32,255	$34,228	$33,804

Non-GAAP net income, as previously reported	$18,475	$20,961	$20,509	$17,044	$14,862
Stock-based compensation expense	2,176	2,955	3,674	3,867	4,790
Income tax adjustments(2)	(464)	(623)	(774)	(814)	(1,007)
Non-GAAP net income	$20,187	$23,293	$23,409	$20,097	$18,645

Diluted earnings per share:
Diluted (Non-GAAP), as previously reported	$0.51	$0.58	$0.57	$0.48	$0.42
Diluted (Non-GAAP)	$0.55	$0.65	$0.65	$0.56	$0.51

Weighted-average number of shares used in calculating diluted earnings per share:
Diluted (Non-GAAP)	36,401	35,956	35,876	35,676	35,592

(1) Fiscal 2024 period has been included in the presentation above to show the effect of excluding stock-based compensation expense from the non-GAAP financial measures for comparability purposes. These non-GAAP financial results are not previously reported.

(2) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.